Exhibit 99.04

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Avant Diagnostics, Inc.,

Scottsdale, AZ

We have audited the accompanying balance sheets of Avant Diagnostics, Inc. as of September 30, 2014 and 2013, and the related statements of operations, comprehensive loss, stockholders' equity (deficit), and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Avant Diagnostics, Inc. as of September 30, 2014 and 2013, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/LBB & Associates Ltd., LLP

LBB & Associates Ltd., LLP

Houston, Texas

December 12, 2014

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Avant Diagnostics, Inc.

BALANCE SHEETS

	September 30,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$6,000	$43,000
Marketable securities	1,600,000	–
Total current assets	1,606,000	43,000

License, net	1,693,000	143,000

Total assets	$3,299,000	$186,000

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued liabilities	$166,000	$246,000
Total Liabilities	166,000	246,000

Commitments and contingencies

Stockholders' equity (deficit):
Preferred stock, $0.001 par value per share; 20,000,000 shares authorized
Series B preferred stock, $0.001 par value; 3,000 issued and outstanding as of September 30, 2014 and 2013, respectively	–	–
Common stock, $0.001 par value; 480,000,000 shares authorized; 71,655,800 and 44,805,800 shares issued and outstanding as of September 30, 2014 and 2013, respectively	72,000	45,000
Additional paid-in capital	9,932,000	5,841,000
Accumulated other comprehensive income (loss)	(400,000)	–
Accumulated deficit	(6,471,000)	(5,946,000)
Total stockholders' equity (deficit)	3,133,000	(60,000)
Total liabilities and stockholders' equity (deficit)	$3,299,000	$186,000

The accompanying notes are an integral part of these financial statements.

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Avant Diagnostics, Inc.

STATEMENTS OF OPERATIONS

	Year Ended September 30,
	2014	2013
OPERATING EXPENSES:
Selling, general and administrative	$525,000	$4,145,000
Total operating expenses	525,000	4,145,000
Loss from operations before income taxes	(525,000)	(4,145,000)
Income tax (benefit) provision	–	–
Net loss	$(525,000)	$(4,145,000)

Basic and diluted net loss per common share	$(0.01)	$(0.10)
Shares used in computing basic and diluted net loss per common share	50,172,000	40,858,000

The accompanying notes are an integral part of these financial statements.

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Avant Diagnostics, Inc.

STATEMENTS OF COMPREHENSIVE LOSS

	Year Ended September 30,
	2014	2013

Net loss	$(525,000)	$(4,145,000)

Available for sale securities:
Unrealized change in available-for-sale securities	(400,000)	–
Net change in unrealized gains (losses) on available-for-sale securities, net of tax	(400,000)	–

Comprehensive income (loss)	$(925,000)	$(4,145,000)

The accompanying notes are an integral part of these financial statements.

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Avant Diagnostics, Inc.

STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

Years Ended September 30, 2014

	Preferred Stock		Common Stock		Additional Paid-in	Accumulated Other Comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Capital	Income	Deficit	Total
Balance as of September 30, 2012	3,000	$–	33,260,000	$33,000	$1,348,000	$–	$(1,801,000)	$(420,000)
Share-based compensation	–	–	8,250,000	8,000	1,642,000	–	–	1,650,000
Stock issued for cash	–	–	796,000	1,000	168,000	–	–	169,000
Stock issued for settlement liabilities	–	–	2,500,000	3,000	700,000	–	–	703,000
Options issued for services	–	–	–	–	1,983,000	–		1,983,000
Net loss	–	–	–	–	–	–	(4,145,000)	(4,145,000)
Balance as of September 30, 2013	3,000	–	44,806,000	45,000	5,841,000	–	(5,946,000)	(60,000)
Share-based compensation	–	–	6,050,000	6,000	296,000	–	–	302,000
Stock issued for cash	–	–	800,000	1,000	89,000	–	–	90,000
Stock issued for license	–	–	10,000,000	10,000	1,540,000	–	–	1,550,000
Stock issued in exchange for available-for-sale securities	–	–	10,000,000	10,000	1,990,000	–	–	2,000,000
Warrants issued for services	–	–	–	–	98,000	–	–	98,000
Capital contribution	–	–	–	–	78,000	–	–	78,000
Net loss	–	–	–	–	–	–	(525,000)	(525,000)
Unrealized loss on available-for-sale securities	–	–	–	–	–	(400,000)	–	(400,000)
Balance as of September 30, 2014	3,000	$–	71,656,000	$72,000	$9,932,000	$(400,000)	$(6,471,000)	$3,133,000

The accompanying notes are an integral part of these financial statements.

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Avant Diagnostics, Inc.

STATEMENTS OF CASH FLOWS

	Year Ended September 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(525,000)	$(4,145,000)
Adjustments to reconcile net loss to net cash provided by operating activities:
Share-based compensation	302,000	1,650,000
Warrant expense	98,000	–
Stock option expense	–	1,983,000
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	(2,000)	363,000
Net cash used by operating activities	(127,000)	(149,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in marketable securities	–	–
Net cash provided by (used in) investing activities	–	–

CASH FLOWS FROM FINANCING ACTIVITIES:
Common stock issued for cash	90,000	169,000
Net cash provided by financing activities	90,000	169,000

Net (decrease) increase in cash and cash equivalents	(37,000)	20,000
Cash and cash equivalents at beginning of period	43,000	23,000
Cash and cash equivalents at end of period	$6,000	$43,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid	$–	$–
Taxes paid	$–	$–

Supplemental non-cash disclosures:
Common stock for available-for-sale securities	$2,000,000	$–
Common stock for license	$1,550,000	$–
Unrealized loss on available-for-sale securities	$400,000	$–
Capital contribution by Arrayit Corporation	$78,000	$–
Common stock for accounts payable and accrued expenses	$–	$703,000

The accompanying notes are an integral part of these financial statements.

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Avant Diagnostics, Inc.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND 2013

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Avant Diagnostics, Inc., ("Avant" or the "Company") is a Nevada corporation established in 2009, as a diagnostic company that focuses on the commercialization of a series of proprietary microarray-based diagnostic tests that provide early detection of cancers, neurodegenerative diseases, and other chronic and severe disease states. In January 2013, the Company effected a name change, Avant was originally named Arrayit Diagnostics, Inc. (“AD”) which was formed as a majority owned subsidiary of Arrayit Corporation (“Arrayit”) through a technology transfer in July 2009. The Company’s premier product is OvaDx®, a noninvasive proteomics diagnostic screening test for the early detection of ovarian cancer. This test is expected to be approved by the U.S. Food and Drug Administration (FDA) as the first pre-symptomatic screening test for ovarian cancer in the United States, detecting all types and all stages of ovarian cancer with high sensitivity and specificity.

BASIS OF PRESENTATION

The accompanying financial statements include the accounts of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The accompanying financial statements include the accounts of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ materially from those estimates.

MARKETABLE SECURITIES

The Company's investments consist of available for sale securities. The Company's investments are carried at fair value with unrealized gains and losses reported in accumulated other comprehensive income (loss) in stockholders' equity. The fair values of securities are based on quoted market prices.

INTANGIBLE ASSETS

Indefinite-lived intangible assets including licenses are reviewed for impairment when facts or circumstances suggest that the carrying value of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written down to their estimated fair values. For the years ended September 30, 2014 and 2013, no impairment charges were recognized.

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SHARE-BASED COMPENSATION

The Company estimates the fair value of its option grants and shares sold under its Employee Stock Purchase Plan using the Black-Scholes-Merton ("BSM") option pricing model. This model requires the use of certain estimates and assumptions such as the expected term of options, estimated forfeitures, expected volatility of the Company's stock price, expected dividends and the risk-free interest rate at the grant date to determine the fair value of stock options.

COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net loss and other comprehensive income (loss). Other comprehensive income (loss) includes unrealized gains and losses on the Company's available-for-sale securities that are excluded from net loss. Total comprehensive income (loss) has been disclosed in the Company's Consolidated Statements of Comprehensive Loss.

As of September 30, 2014 and 2013, the components of accumulated other comprehensive income, net of tax, are as follows:

	September 30,
	2014	2013
Unrealized loss on available-for-sale securities	$(400,000)	$–
Accumulated other comprehensive income	$(400,000)	$–

NET LOSS PER COMMON SHARE

Basic net loss per common share is calculated using the weighted-average number of common shares outstanding during the period. Diluted net loss per common share gives effect to dilutive common stock options and warrants issued to employees and officers.

The potentially dilutive securities excluded from diluted earnings per common share on an actual outstanding basis, were as follows:

	September 30,
	2014	2013
Employee stock options and warrants	12,000,000	10,000,000
Total	12,000,000	10,000,000

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RECENT ACCOUNTING PRONOUNCEMENTS

In the February 2013, the FASB issued Accounting Standards Update No. 2013-02 Comprehensive Income (Topic 220); Reporting Amounts Reclassified out of Accumulated Other Comprehensive Income, which requires filers to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net loss. The Company adopted this accounting standard during the first quarter of 2013.

NOTE 2 –FAIR VALUE MEASUREMENTS

Fair Value

The carrying value of cash and cash equivalents, available-for-sale securities, accounts payable and accrued liabilities approximate their fair value based on the liquidity or the short-term maturities of these instruments. The fair value hierarchy promulgated by GAAP consists of three levels:

•	Level one — Quoted market prices in active markets for identical assets or liabilities;
•	Level two — Inputs other than level one inputs that are either directly or indirectly observable; and
•	Level three — Unobservable inputs developed using estimates and assumptions, which are developed by the reporting entity and reflect those assumptions that a market participant would use.

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter

As of September 30, 2014 and 2013, the Company had no financial assets or liabilities requiring Level 2 or 3 classification, including those that have unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. The carrying values for cash and cash equivalents, other current assets, accounts payable and accrued liabilities approximate their fair value due to their short maturities.

NOTE 3 – FINANCIAL INSTRUMENTS

Investments in Equity Securities

The fair values of the Company’s marketable securities are based on quoted market prices and are included in the accompanying Consolidated Balance under Total Current Assets as Available-for sale securities.

As of September 30, 2014 the Company’s available-for-sale securities consisted of 10,000,000 shares of Arrayit Corporation (OTCBB:ARYC) acquired in August 2014 in exchange for the issuance of 10,000,000 common shares of the Company. Both the Arrayit and the Company’s shares are restricted under rule 144. The shares were exchanged pursuant to a Agreement and Plan of Reorganization with Arrayit in August 2014.

The Arrayit shares were quoted at $0.20 per share on the date of issuance and at $0.16 as of September 30, 2014. The Company recorded a $400,000 loss to other comprehensive income as of September 30, 2014.

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NOTE 4 – LICENSE AGREEMENT

The Company's intangible assets consists of technology enhancements and licensing payments for its worldwide exclusive licensed rights to OvaDx®, a noninvasive proteomics diagnostic screening test for the early detection of ovarian cancer. The intravenous of “finger stick” blood sample detects early and late stage ovarian cancer of all sub-types. Since the test is performed in a digital platform and compared against known bio-markers, it gives a definitive “yes or no” answer. This test is expected to be approved by the U.S. Food and Drug Administration (FDA) as the first pre-symptomatic screening test for ovarian cancer in the United States, detecting all types and all stages of ovarian cancer with high sensitivity and specificity.

In December 2009, the Company entered into a worldwide licensing agreement and sponsored research agreement with Arrayit and Wayne State University (“WSU”) in Detroit, Michigan, for the continued research and development of a protein microarray based diagnostic test for the early detection of ovarian cancer. WSU’s research involving ovarian cancer has been focused on the specific expression of genes associated with ovarian cancer. For more than ten years, WSU has used Arrayit's microarray technology to help identify key biomarkers using a novel process that has allowed them to isolate biomarkers unique to ovarian cancer. As a result, Arrayit has been able to build on this approach and is now in the late stage development phase of a simple blood test for the early detection of ovarian cancer that uses approximately 100 unique proteomic biomarkers in a microarray-based serologic detection of ovarian cancer markers that accumulate in the bloodstream as a result of the body’s natural immune response to developing ovarian tumors. The approach is based on the premise that cancer is a complex illness whose evolution over time is determined by a complex set of factors that depend both on the etiology of the illness and its interaction with the immune system of the specific patient. The main hypothesis is that any single marker will not have the ability to capture the complexities of this interaction, whereas a broad set of markers has a much better potential to do so. This approach allows ovarian tumors to be detected at stage I of the illness, up to five years before symptoms occur in patients, which allows early medical intervention and a marked improvement in prognosis.

WSU shall have the right to terminate the agreement if it reasonable determines that Licensee is not diligently utilizing the Licensed Patents or the license agreement will expire as the patents expire.

Exclusive services agreement entered into by Arrayit and the Company. The Company agrees that, during the term of the agreement, Arrayit will be the exclusive supplier of the diagnostic product. The initial term is 5 years, with the election to extend the agreement for an additional 5 years or if no election made the agreement will automatically renew for successive two year periods. The term has been extended through September 2019. In August 2014, the Company and Arrayit agreed that upon the sale or license of OvaDx, the exclusive services agreement would be terminated at no-cost if required by a purchaser or licensee.

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NOTE 4 – LICENSE AGREEMENT – (Continued)

As of September 30, 2014 and 2013, the carrying value of the rights to OvaDx® and payments to WSU was $1,693,000 and $143,000, respectively consisting of enhancements to the original initial rights licensed assigned to the Company resulting from the technology transfer from Arrayit as well as licensing payments made to WSU. The Company paid for these enhancements by the issuance of 10,000,000 common shares to Arrayit in August 2014 and as well as cash payments to WSU during 2014 and 2013. It will be assessed over time for changes in valuation. The Company is not amortizing the value of the license. The Company will amortize the license upon FDA approval. The Company evaluated the carrying value of the license and determined that no impairment exists; therefore, no impairment loss was recognized at September 30, 2014 and 2013, respectively.

Wayne State University License Agreement

Under the terms of the license agreement with Wayne State University (“WSU”) the Company is obligated to make a one-time payment of $125,000 to WSU within 30 days after the approval of the first licensed product by the FDA or another comparable agency, and is obligated to make royalty payments of up to 5% of the net revenues of the licensed products on a quarterly basis or a minimum royalty payments of $25,000 for 2015, $50,000 for 2017, $150,000 for 2019 and $300,000 each year thereafter.

NOTE 5 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities as of September 30, 2014 and 2013 consist of the following:

	September 30,
	2014	2013
Accounts payable and accrued liabilities	$114,000	$222,000
Due to officers	52,000	24,000
Total	$166,000	$246,000

In March 2014, Arrayit issued 500,000 shares of its common stock to settle approximately $78,000 of accrued liabilities. We recorded the settlement as a contribution of capital.

During 2013, we issued 2,500,000 shares of our common stock to settle liabilities of approximately $703,000 as of September 30, 2012 to our former Chief Executive Officer.

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NOTE 6 – COMMITMENTS

Lease of Corporate office

As of September 30, 2014 we lease corporate office space under a month-to-month operating lease at 8561 E. Anderson Drive, #104, Scottsdale, AZ 85255 for $200 per month from an entity controlled by the Company’s COO/CFO.

NOTE 7 – STOCKHOLDERS' EQUITY AND SHARE-BASED COMPENSATION EXPENSE

Preferred Stock

The total number of authorized shares of the Company’s preferred stock is 20,000,000 shares, $0.001 par value per share. The total number of designated shares of the Company’s Series B Preferred Stock is 3,000. As of September 30, 2014 and 2013, there were 3,000 shares Series B Preferred Shares issued and outstanding.

Holders of outstanding shares of the Company’s Series B Preferred are not entitled to receive dividends and have no liquidation preference and no redemption privileges. The shares of the Series B Preferred shall always constitute two-thirds voting power.

Concurrent with the consummation of the proposed merger, see subsequent events, the Series B Preferred Stock outstanding will be retired at no cost to the Company.

Common Stock

During the year ended September 30, 2013, the Company issued 796,000 shares of our common stock in exchange for $169,000 and 8,250,000 shares of our common stock in exchange for consulting services valued at $1,650,000 and 2,500,000 shares of our common stock to settle accounts payable and accrued liabilities valued at $703,000.

During the year ended September 30, 2014, the Company issued 800,000 shares of our common stock for $90,000 and 6,050,000 shares of our common stock for consulting services valued at $302,000 and 10,000,000 shares of our common stock for intellectual property valued at $1,550,000 and 10,000,000 shares of our common stock exchange for 10,000,000 shares of Arrayit Corporation common stock valued at $2,000,000.

During October and November 2014, the Company sold 2,733,334 shares of common stock for $350,000.

Stock Options and Warrants

In December 2012, the Company issued a total of 10,000,000 options or 5,000,000 options for one share of common stock each to its officers exercisable immediately at $0.05 per share according to the officer’s employment contracts. In August 2013, in conjunction with certain services provided by Issuers Capital Advisors (“ICA”, an entity controlled by the Company’s officers) we issued 2,000,000 warrants to ICA to purchase common stock immediately exercisable at $0.05 per share.

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NOTE 7 – STOCKHOLDERS' EQUITY AND SHARE-BASED COMPENSATION EXPENSE – (Continued)

The fair value of stock options and warrants issued was estimated at the respective dates of grant using the BSM option pricing model with the following weighted-average assumptions:

	2014	2013
Risk free interest rate	.1%	.1%
Expected dividend yield	–%	–%
Expected volatility	25%	25%
Expected option term (in years)	10	10

Based on the above pricing assumptions the value of the options issued in December 2012 was estimated at $1,983,000 and charged to consulting expense for the year ended September 30, 2013. The warrants issued in August 2014 were estimated at $98,000 and charged to consulting expense for the year ended September 30, 2014.

Stock option activity for the years ended September 30, 2014 and 2013 are summarized as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in Years)	Grant Date Fair Value
Outstanding as of September 30, 2013	10,000,000	$0.05	7.21	$1,983,000
Options granted	–	–	–	–
Options exercised	–	–	–	–
Options cancelled/forfeited/expired	–	–	–	–
Outstanding as of September 30, 2014	10,000,000	$0.05	6.21	$1,983,000

Vested as of September 30, 2014	10,000,000	$0.05	6.21	$1,983,000

Exercisable as of September 30, 2014	10,000,000	$0.05	6.21	$1,983,000

The following tables set forth summarized warrants that are issued, outstanding and exercisable for the years ended September 30, 2014 and 2013:

Weighted Average Exercise Price	Expiration Date	September 30, 2013	Issued	Exercised	Expired	September 30, 2014
$0.05	Aug-24	–	2,000,000	–	–	2,000,000
	Total Warrants	–	2,000,000	–	–	2,000,000

NOTE 8 – LEGAL PROCEEDINGS

On January 13, 2014, Plaintiff Tamarin Lindenberg sued Arrayit Corporation, the Company, John Howell, Steven Scott and Gregg Linn in Civil Action No. L7698-13. Plaintiff alleged violations of the New Jersey Conscientious Employee Protection Act NJSA 34:19-1 to NJSA 34:19-8 (“CEPA”), breach of contract, breach of covenant of good faith and fair dealing, economic duress and intentional infliction of emotional distress. On August 6, 2014 the District Court dismissed Plaintiff’s complaint against Arrayit Corporation for failure to state a claim upon which relief may be granted and against John Howell for lack of jurisdiction. Avant and its Officers remain a defendant in the action. The Company and its Officers have mounted a vigorous defense against these claims and believe they are without legal merit.

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NOTE 9 – INCOME TAXES

The provision for refundable federal income tax consists of the following for the periods ending:

	Year Ended September 30,
	2014	2013
Income tax expense (benefit) at the rate of 34%	$(210,000)	$(1,658,000)
Stock-based compensation	136,000	1,235,000
Valuation difference	74,000	423,000
Net benefit	$–	$–

	September 30,
	2014	2013
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets as of September 30, 2014 and 2013 are presented below:
Deferred tax asset:
Stock-based compensation	$1,371,000	$1,235,000
Net operating loss carryover	234,000	220,000
Less valuation allowance	(1,605,000)	(1,455,000)
Net deferred tax asset	$–	$–

The Company has historical losses and an accumulated deficit of $6,471,000 as of September 30, 2014 and has not filed either Federal or State income tax returns since its inception. The Company has determined that a valuation allowance of $1,605,000 as of September 30, 2014, is necessary to reduce the deferred tax assets to the amount that will more than likely than not be realized. The change in valuation allowance for 2014 was approximately $150,000. As of September 30, 2014, the Company has net operating loss carry-forwards of $688,000, which is available to offset future federal taxable income, if any, with expiration beginning 2029 and ending 2034.

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NOTE 10 – RELATED PARTY TRANSACTIONS

In August 2013, the Company issued 2,000,000 warrants for the exercise of one share of the Company’s common stock at $0.05 per share to Investors’ Capital Advisors (“ICA”) for certain services provided by ICA. ICA is controlled by the Company’s officers.

As of September 30, 2014 we lease corporate office space under a month-to-month operating lease at 8561 E. Anderson Drive, #105, Scottsdale, AZ 85255 for $200 per month from an entity controlled by the Company’s COO/CFO.

Under the terms of their employment contracts the company’s officers are reimbursed for health insurance coverage and a car allowance of $3,000 and $1,500 per month each beginning in December 2012. As of September 30, 2014 and 2013, the amounts accrued and still owing under these provisions was $52,000 and $24,000 (aggregate) respectively which is included in accounts payable and accrued liabilities.

During 2013, we issued 2,500,000 shares of our common stock to settle liabilities of approximately $703,000 as of September 30, 2012 owed to our former Chief Executive Officer.

NOTE 11 – SUBSEQUENT EVENTS

During October and November 2014, the Company sold 2,733,334 shares of common stock for $350,000.

The Company signed a letter of intent to merge with American Liberty Petroleum Corporation. Upon consummation of the merger, management will enter into a voting agreement with Arrayit to maintain voting control as the Series B Preferred Stock outstanding will be retired by the Company.

As part of a settlement with the Company, Arrayit will dividend out 10,000,000 shares of the Company after the merger and we have agreed to register those shares. If we are not successful in becoming publically traded by August 2015, we will sell the OvaDx® rights to Arrayit for 10,000,000 common shares of Arrayit.

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